EXHIBIT 10.3

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-046 DATE OF CHANGE ORDER: May 11, 2007 Marine Facilities Slope Protection BUNDLE #9

The Agreement between the Parties listed above is changed as follows:

Lump Sum Work (Trend T-0062)

The Parties agree to the negotiated total Lump Sum Price of $21,578,500 (Twenty-one million, five hundred seventy-eight thousand, five hundred dollars) for performing the Lump Sum Marine Work. The breakdown of the total Lump Sum Price is itemized on the attached “Detail Estimate” and is inclusive of Contractor’s costs and/or fees associated with the Lump Sum Marine Work. Payment for the Lump Sum Work will follow the Payment Milestones attached hereto as Reference Document A2.

Provisional Sum Work (Trend T-0062a)

The Parties agree that the total Estimated Price Allowance for performing the Provisional Sum Marine Work is $3,631,032 (Three million, six hundred thirty-one thousand thirty-two dollars) and is based on an estimated eight week schedule. The Estimated Price Allowance is based on the unit prices established in Weeks Marine Inc. (WMI) proposal attached hereto as Reference Document B-2 and includes Contractor’s costs and/or fees associated with the Provisional Sum Marine Work. Payment for the Provisional Sum Work will follow the Payment Milestones attached hereto as Reference Document B-3. Notwithstanding such payment, the total Estimated Price Allowance is subject to adjustment (increase or decrease) based upon final WMI and Contractor costs for the Provisional Sum Marine Work. Any such adjustment will be reflected in a subsequently issued Change Order.

Design Basis

Schedule A-2 of Attachment A of the Agreement is hereby amended to include the following “Rely Upon” information:

Design Basis Supplement for Slope Protection from Propeller Wash, Rev 6, dated 05-08-07

Warranty

Amend Section 12.1(E) of the Agreement to add a second paragraph as follows:

Notwithstanding the above, as it relates to the marine berth slope design and protection, the Warranty excludes remedy, and Contractor shall have no liability to Owner, for any damage or defect to the extent caused by (i) Owner’s non-compliance with Construction Activities and Staging Area Limitation’s recommendations pursuant to Section 4.4 of Report No. 5505-4017-3 titled “Dredged Embankment Slope Design Phase III” SDN 300025x2 (“Geotech Report”); (ii) Owner’s non-compliance with Maintenance and Monitoring recommendations in accordance with Section 4.5 of the Geotech Report (iii) seismic events as measured by the USGS not defined as Force Majeure; (iv) wave and mooring forces due to revised basin geometry and change from rocked slope to vertical sheetpile wall; (v) lack of slope protection above elevation six (6) feet; (vi) an event of Force Majeure, (but only, with respect to obligations under Article 12, to the extent such event of Force Majeure occurs after Contractor’s provisional acceptance of the subcontractor’s work); provided however, with respect to the requests to be notified of variations from the final design grade, all as set forth in Sections 4.4 and 4.5 of the Geotech

Report, Owner shall be considered “in compliance” with such requests to the extent Owner allows any qualified engineer or technician to perform such monitoring and recommends corrective action.

REFERENCE DOCUMENTS:

A-1) Detail Estimate (T-0062)		$21,578,500
A-2) Payment Milestones – Lump Sum Settlement

B-1) Detail Estimate (T-0062a)		$3,631,032
B-2) Bechtel Letter No.: SDN 25027-001-T07-GAM-024
B-3) Payment Milestones – Provisional Sum Allowance
Change Order SP/BE-046	TOTAL:	$25,209,532

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-046 DATE OF CHANGE ORDER: May 11, 2007 Marine Facilities Slope Protection BUNDLE #9

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 045)	$132,299,472
The Contract Price prior to this Change Order was	$779,235,472
The Contract Price will be increased by this Change Order in the amount of	$25,209,532
The new Contract Price including this Change Order will be	$804,445,004

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged and is December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attachments

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-046 DATE OF CHANGE ORDER: May 10, 2007 Marine Facilities Slope Protection BUNDLE #9

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Director
Title
May 25, 2007	May 30, 2007
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

May 24, 2007
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

May 25, 2007
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE- 047 DATE OF CHANGE ORDER: May 14, 2007 Willbros Site Access - Insurance Deductible

The Agreement between the Parties listed above is changed as follows:

Attachment O Article 1.Q of the Agreement is replaced in its entirety as follows:

Q. Deductibles. Contractor and Owner shall bear the cost of deductibles under the insurance provided by Contractor pursuant to this Attachment O, Revision 1 in accordance with the allocation of risk found elsewhere in this Agreement; provided, however, with respect to a loss covered by the builder’s risk insurance policy or would have been covered but for the existence of this deductible for a flood or windstorm event, Owner shall be responsible for that portion of the deductible greater than $2,000,000 but less than $5,000,000. Additionally, with respect to a loss arising out of the acts of Willbros Engineers, Inc., its affiliates, contractors and subcontractors as covered by the builder’s risk insurance policy or would have been covered but for the existence of a deductible, Owner shall be responsible for the deductible up to $500,000 per occurrence, except in the case of wet works Owner shall be responsible for the deductible up to $ 1,000,000 per occurrence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-047 DATE OF CHANGE ORDER: May 14, 2007 Willbros Site Access - Insurance Deductible

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 046)	$132,299,472
The Contract Price prior to this Change Order was	$804,445,004
The Contract Price will be increased by this Change Order in the amount of	$0.00
The new Contract Price including this Change Order will be	$804,445,004

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged and is December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: No Change

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-047 DATE OF CHANGE ORDER: May 14, 2007 Willbros Site Access - Insurance Deductible

/s/ Charif Souki * Charif Souki Chairman	/s/ C. Asok Kumar Contractor C. Asok Kumar Name Project Director Title

May 25, 2007 Date of Signing	May 30, 2007 Date of Signing

/s/ Stan Horton * Stan Horton President & COO Cheniere Energy

5/24/07 Date of Signing

/s/ Ed Lehotsky * Ed Lehotsky Owner Representative

May 25, 2007 Date of Signing

* Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE-048

DATE OF CHANGE ORDER: June 7, 2007

Bundle of Changes #10 –

(A) Master Gas Metering Changes;

(B) Plant Communication Changes;

(C) Correction of Change Order Amount Errors; and

(D) Operating Spare Part Allowance Credit.

The Agreement between the Parties listed above is changed as follows:

A.	Master Gas Metering Skid (Trend T-1048)

Change Master Gas Metering from a prefabricated Metering Skid packaged unit to an unpackaged (component) metering station. The changes to the Master Gas Metering Package are documented in design change notices (DCN) 25027-001-M6N-DK-00152, 25027-001-M6N-DK-00183, and 25027-001-M6N-DK-00195. In pertinent part, the changes include the following:

1) Foundation changed from a concrete table-top to a structural steel platform;

2) Additional flow computer added and the number of flow meters increased from 3 to 4;

3) On/off piping valves added;

5) Two tie-ins for future meters added;

4) Piping tie-in for Phase 2 scope added;

6) On/off valve relocated; and

7) Pipe spools added for future valves.

B.	Plant Communication Changes (Trend T-1067)
•	Upgrade to Cisco Voice-Over Internet Protocol (VoIP) instead of NEC (Nippon Electric Company) telecommunications system.
•	Upgrade Cisco Call Manager Server from MCS7925 to MCS 7835.
•	Upgrade from CE500 switches to CE3560 switches.
•	Reduce ATA Devices from eight (8) devices to four (4) devices.
•	At tug berth area, replace existing turnstile/card reader/intercom installations with one centrally located junction box.
•	At both jetty locations, replace existing turnstile/card reader/intercom installations with a junction box offering future connections for access control and electrical power.

C.	Change Order Amount Corrections (Trends T-1005/T-1058)

1) Change Order SP/BE-042 reflected an amount of $237,448 for Trend T-1005 (Gas Chromatograph). The correct amount should have been $223,059. This Change Order represents a credit for the difference of -$14,389.

2) Change Order SP/BE-045 mistakenly omitted the amount for Trend T-1058 (Capital Asset Register) in the Adjustment to Contract Price section of the Change Order. This Change Order represents a charge for Trend T-1058 in the amount of +$11,330.

The net credit for this line item #C is -$3,059.00.

D.	Transfer of Operating Spare Part Allowance (Trend T-2003)

This Change Order represents a credit in the amount of -$2,164,436 to facilitate a transfer of the balance of the Operating Spare Part Allowance to Sabine Pass LNG, L.P. as agreed per Reference Document D-3.

1 of 4

REFERENCE DOCUMENTS:

A-1) Detail Estimate—Metering Station Changes (T-1048)	$2,850,000
A-2) Payment Milestones—Metering Station Changes (T-1048)

B-1) Detail Estimate—Telecom System Changes/Security/Turnstile Scope Reductions (T-1067)	$39,979
B-2) Payment Milestones—Telecom System Changes/Security/Turnstile Scope Reductions (T-1067)
B-3) SPLNG Letter 25027-001-L08-GAM-00014 dated 04/04/07

C-1) Payment Milestones (T-1005)	($3,059)
C-2) Payment Milestones (T-1058)
C-3) Detail Estimate—Capital Asset Register (T-1058)

D-1) Detail Estimate—Operating Spare Part Allowance (T-2003)	($2,164,436)
D-2) Payment Milestones—Operating Spare Part Allowance (T-2003)
D-3) Bechtel Correspondence 25027-001-T07-GAM-00035 dated 05/23/07

Change Order SP/BE-048 TOTAL:	$722,484

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE-048

DATE OF CHANGE ORDER: June 7, 2007

Bundle of Changes #10 –

(A) Master Gas Metering Changes;

(B) Plant Communication Changes;

(C) Correction of Change Order Amount Errors; and

(D) Operating Spare Part Allowance Credit.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 028, 031, 033 thru 035; 037 thru 0047)	$157,509,004
The Contract Price prior to this Change Order was	$804,445,004
The Contract Price will be increased by this Change Order in the amount of	$722,484
The new Contract Price including this Change Order will be	$805,167,488

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – Metering Station Changes (T-1048), Telecommunication System Changes and Security/Turnstile Scope of Work Reductions (T-1067), Credit for Gas Chromatograph foundation, piles and probes (T-1005), Capital Assets Register (T-1058) and Credit for residual balance of Operating Spare Parts Allowance (T-2003).

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004

CHANGE ORDER NUMBER: SP/BE-048

DATE OF CHANGE ORDER: June 7, 2007

Bundle of Changes #10 –

(A) Master Gas Metering Changes;

(B) Plant Communication Changes;

(C) Correction of Change Order Amount Errors; and

(D) Operating Spare Part Allowance Credit.

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor C. Asok Kumar Name Project Director Title

7-3-07 Date of Signing	7/9/07 Date of Signing

/s/ Stan Horton * Stan Horton President & COO Cheniere Energy

7-3-07 Date of Signing

/s/ Ed Lehotsky * Ed Lehotsky Owner Representative

June 29, 2007 Date of Signing

* Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-049 DATE OF CHANGE ORDER: June 11, 2007 Tank Subcontract Materials Adjustment

The Agreement between the Parties listed above is changed as follows:

In accordance with Article 7.1.E and Attachment EE, Rev. 1 of the Agreement, this Change Order represents an upward adjustment to the Contract Price to account for tank subcontract material escalation in the months of October 2006 through April 2007 in the amount of $6,227,516.00. The breakdown by month of the material escalation amounts are provided in the attached documentation.

The parties acknowledge that an additional $415,652.00 was not included in this Change Order and is disputed. The disputed amount is based on a disagreement as to the proper calculation. Both parties agree to negotiate in good faith a resolution following submission by the tank subcontractor of additional data in support of its material escalation calculation.

Change Order SP/BE-049 Total Amount:         $6,227,516.00

Attached Documents:

A-1 Detail Estimate Scope Trend (Trend #: T-2004)

A-2 Payment Milestone Schedule (Trend #: T-2004)

A-3 Tank Subcontractor Invoices

Reference Documents: SP/BE-006; SP/BE-033; SP/BE-041

1 of 3

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-049 DATE OF CHANGE ORDER: June 8, 2007 Tank Subcontract Materials Adjustment

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 to 0028, 0031, 0033 to 0035; 037 through 47)
$157,509,004
The Contract Price prior to this Change Order was	$804,445,004
Bundle #10; Change Order SP-BE-048, dated June 7, 2007	$722,484
The Contract Price will be increased by this Change Order in the amount of	$6,227,516
The new Contract Price including this Change Order will be	$811,395,004

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is April 3 2008 (1,095 Days following the NTP)

The Guaranteed Substantial Completion Date will be unchanged December 20, 2008.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1355 days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestone – MHI / Matrix Material Escalation (T-2004).

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal OWNER: Sabine Pass LNG, L.P. CONTRACTOR: Bechtel Corporation DATE OF AGREEMENT: December 18, 2004	CHANGE ORDER NUMBER: SP/BE-049 DATE OF CHANGE ORDER: June 8, 2007 Tank Subcontract Materials Adjustment

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor C. Asok Kumar Name Project Director Title

7-3-07 Date of Signing	7/9/07 Date of Signing

/s/ Stan Horton * Stan Horton President & COO Cheniere Energy

7-3-07 Date of Signing

/s/ Ed Lohotsy * Ed Lehotsky Owner Representative

June 29, 2007 Date of Signing

*	Required Owner signature—Mr. Horton may sign on behalf on Mr. Souki during Mr. Souki’s absence.